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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the Registrant has included the complete list of foreign sub-custodians below.

ITEM 15

CUSTODIAN:  BROWN BROTHERS HARRIMAN & CO.
        Country               City                      Foreign Sub-Custodian
ARGENTINA              BUENOS AIRES      HSBC BANK ARGENTINA S.A.
AUSTRALIA              SYDNEY            JPMORGAN CHASE BANK
AUSTRIA                VIENNA            BANK AUSTRIA CREDITANSTALT AG
BAHRAIN                AL SEEF           HSBC BANK MIDDLE EAST LIMITED
BANGLADESH             DHAKA             STANDARD CHARTERED BANK
BELGIUM                AMSTERDAM         FORTIS BANK (NEDERLAND) N.V.
BERMUDA                HAMILTON          THE BANK OF BERMUDA LIMITED
BOTSWANA               GABORONE          BARCLAYS BANK OF BOTSWANA LIMITED.
BRAZIL                 SAO PAULO         HSBC BANK BRASIL S.A. BANCO MULTIPLO
BULGARIA               SOFIA             ING BANK N.V.
CANADA                 TORONTO           CANADIAN IMPERIAL BANK OF COMMERCE
CANADA                 TORONTO           ROYAL BANK OF CANADA
CHILE                  SANTIAGO          BANCO DE CHILE
CHINA                  SHANGHAI          HSBC BANK (CHINA) COMPANY LIMITED
CHINA                  SHENZHEN          HSBC BANK (CHINA) COMPANY LIMITED
COLOMBIA               BOGOTA            SANTANDER INVESTMENT TRUST COLOMBIA S.A.
CROATIA                ZAGREB            PRIVREDNA BANKA ZAGREB D.D.
CYPRUS                 NICOSIA           MARFIN POPULAR BANK PUBLIC COMPANY LTD.
CZECH REPUBLIC         PRAGUE            UNICREDIT BANK CZECH REPUBLIC A.S.
DENMARK                COPENHAGEN        DANSKE BANK AS
EGYPT                  CAIRO             CITIBANK N.A.
ESTONIA                TALLINN           HANSABANK
FINLAND                HELSINKI          SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
FRANCE                 PARIS             BNP PARIBAS SECURITIES SERVICES S.A.
FRANCE                 PARIS             SOCIETE GENERALE
GERMANY                ESCHBORN          DEUTSCHE BANK AG
GERMANY                FRANKFURT         J.P. MORGAN AG
GHANA                  ACCRA             BARCLAYS BANK OF GHANA LIMITED
GREECE                 ATHENS            HSBC BANK PLC
HONG KONG              WAN CHAI          HONGKONG & SHANGHAI BANKING CORPORATION
HUNGARY                BUDAPEST          DEUTSCHE BANK ZRT.
ICELAND                REYKJAVIK         GLITNIR BANKI HF
INDIA                  MUMBAI            HONGKONG & SHANGHAI BANKING CORPORATION
INDIA                  MUMBAI            STANDARD CHARTERED BANK
INDONESIA              JAKARTA           HONGKONG & SHANGHAI BANKING CORPORATION
IRELAND                DUBLIN            BANK OF IRELAND
ISRAEL                 TEL AVIV          BANK LEUMI LE-ISRAEL B.M.
ITALY                  MILAN             INTESA SANPAOLO S.P.A.
IVORY COAST            ABIDJAN           SOCIETE GENERALE DE BANQUES EN COTE DLVOIRE
JAMAICA                KINGSTON          FIRSTCARIBBEAN INTERNATIONAL SECURITIES LTD.
JAPAN                  TOKYO             MIZUHO CORPORATE BANK LIMITED
JAPAN                  TOKYO             BANK OF TOKYO-MITSUBISHI UFJ LTD.
JORDAN                 WESTERN AMMAN     HSBC BANK MIDDLE EAST LIMITED
KAZAKHSTAN             ALMATY            SB HSBC BANK KAZAKHSTAN JSC
KENYA                  NAIROBI           BARCLAYS BANK OF KENYA LIMITED
KUWAIT                 SAFAT             HSBC BANK MIDDLE EAST LIMITED
LATVIA                 RIGA              HANSABANKA
LEBANON                BEIRUT            HSBC BANK MIDDLE EAST LIMITED
LITHUANIA              VILNIUS           AB SEB BANKAS
LUXEMBOURG             LUXEMBOURG        FORTIS BANQUE LUXEMBOURG S.A.
MALAYSIA               KUALA LUMPUR      HSBC BANK MALAYSIA BERHAD
MALTA                  VALLETTA          HSBC BANK MALTA P.L.C.
MAURITIUS              PORT LOUIS        HONGKONG & SHANGHAI BANKING CORPORATION
MEXICO                 MEXICO CITY       BANCO NACIONAL DE MEXICO S.A.
MOROCCO                CASABLANCA        ATTIJARIWAFA BANK S.A.
NAMIBIA                WINDHOEK          STANDARD BANK NAMIBIA LIMITED
NETHERLANDS            AMSTERDAM         KAS BANK N.V.
NEW ZEALAND            AUCKLAND          NATIONAL AUSTRALIA BANK LIMITED
NIGERIA                LAGOS             STANBIC IBTC CHARTERED BANK PLC
NORWAY                 OSLO              DNB NOR BANK ASA
OMAN                   RUWI              HSBC BANK MIDDLE EAST LIMITED
PAKISTAN               KARACHI           STANDARD CHARTERED BANK
PANAMA                 PANAMA CITY       HSBC BANK (PANAMA) S.A.
PERU                   LIMA              CITIBANK DEL PERU S.A.
PHILIPPINES            MANILA            HONGKONG & SHANGHAI BANKING CORPORATION
POLAND                 WARSAW            BANK HANDLOWY W. WARSZAWIE S.A.
PORTUGAL               LISBON            BANCO ESPIRITO SANTO S.A.
QATAR                  DOHA              HSBC BANK MIDDLE EAST LIMITED
ROMANIA                BUCHAREST         ING BANK N.V.
RUSSIA                 MOSCOW            J.P. MORGAN BANK INTERNATIONAL LLC
RUSSIA                 MOSCOW            ING BANK (EURASIA) ZAO
SAUDI ARABIA           RIYADH            SABB SECURITIES LIMITED
SERBIA                 BELGRADE          UNICREDIT BANK SRBIJA A.D.
SINGAPORE              SINGAPORE         DBS BANK LIMITED
SLOVAK REPUBLIC        BRATISLAVA        UNICREDIT BANK SLOVAKIA A.S.
SLOVENIA               LJUBLJANA         UNICREDIT BANKA SLOVENIJA D.D.
SOUTH AFRICA           JOHANNESBURG      FIRSTRAND BANK LIMITED
SOUTH KOREA            SEOUL             STANDARD CHARTERED FIRST BANK KOREA LTD.
SPAIN                  MADRID            SANTANDER INVESTMENT S.A.
SRI LANKA              COLOMBO           HONGKONG & SHANGHAI BANKING CORPORATION
SWEDEN                 STOCKHOLM         SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
SWITZERLAND            ZURICH            UBS AG
TAIWAN                 TAIPEI            JPMORGAN CHASE BANK
THAILAND               BANGKOK           STANDARD CHARTERED BANK (THAI) PCL
TUNISIA                TUNIS CEDEX       BANQUE INTERNATIONALE ARABE DE TUNISIE S.A.
TURKEY                 ISTANBUL          CITIBANK A.S.
UKRAINE                KIEV              ING BANK UKRAINE
UNITED ARAB EMIRATES   DUBAI             HSBC BANK MIDDLE EAST LIMITED
UNITED KINGDOM         LONDON            DEUTSCHE BANK AG
UNITED KINGDOM         LONDON            JPMORGAN CHASE BANK
URUGUAY                MONTEVIDEO        BANCO ITAU URUGUAY S.A.
VENEZUELA              CARACAS           CITIBANK N.A.
VIETNAM                HO CHI MINH CITY  HONGKONG & SHANGHAI BANKING CORPORATION
ZAMBIA                 LUSAKA            BARCLAYS BANK OF ZAMBIA PLC
ZIMBABWE               HARARE            BARCLAYS BANK OF ZIMBABWE LIMITED
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